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                                                                      EXHIBIT 23

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 33-44150, 33-45915, 333-40883, and 333-72541) of
SPARTA, Inc. and its subsidiary of our report dated March 8, 2001 relating to the financial statements, which appears in this Form 10-K.


PricewaterhouseCoopers
Orange County, California
March 30, 2001